Palmer Square Strategic Credit Fund

Class I Shares (Ticker Symbol: PSQIX)

Class A Shares (Ticker Symbol: PSQAX)

A series of Investment Managers Series Trust

Supplement dated January 25, 2018, to the

Prospectus and Statement of Additional Information (“SAI”), each dated September 1, 2017.

Effective immediately, Benjamin J. Esty will no longer serve as portfolio manager of the Palmer Square Strategic Credit Fund (the “Fund”). Jonathan R. Brager has been added and Angie K. Long and Christopher D. Long continue as portfolio managers of the Fund. As a result, the Prospectus and SAI are updated as follows.

The “Portfolio Managers” section on page 11 of the Prospectus is replaced with the following:

Angie K. Long, CFA, Chief Investment Officer, and Christopher D. Long, President, have been portfolio managers and jointly and primarily responsible for the day-to-day management of the Fund’s portfolio since its inception on May 16, 2011. Jonathan R. Brager, CFA, Executive Director/Senior Credit Analyst and Portfolio Manager, has been a portfolio manager and jointly and primarily responsible for the day-to-day management of the Fund’s portfolio since January 22, 2018.

The first paragraph under the heading entitled “Portfolio Managers” beginning on page 27 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund is team managed by Christopher D. Long, Angie K. Long, CFA, and Jonathan R. Brager. Mr. Long, Ms. Long and Mr. Brager are responsible for portfolio construction, investment, allocation and monitoring of the Fund’s assets. Mr. Long, Ms. Long and Mr. Brager are also responsible for day to day management of the Fund.

The following paragraph is added under the heading entitled “Portfolio Managers” beginning on page 27 of the Prospectus:

Jonathan R. Brager, CFA. Mr. Brager is an Executive Director/Senior Credit Analyst and Portfolio Manager with key responsibilities for the Advisor’s long/short corporate credit and CLO strategies. In his role, Mr. Brager conducts fundamental credit research, generates investment ideas and assists in the portfolio management of opportunistic credit products. Mr. Brager has 12 years of professional experience, including 8 years in the global credit markets spanning analyst, trading and portfolio management roles. Prior to joining Palmer Square in May 2015, Mr. Brager was a Senior Analyst at Hermes Investment Management, a London-based asset manager, since October 2012. At Hermes, Mr. Brager’s focus was credit research coverage of the auto, basic material, and industrial sectors. Before that, Mr. Brager was a portfolio manager for a multi-strategy credit fund at BCM & Partners, LLP from November 2008 to September 2012, having spent several years before that as a credit analyst at BCM and LNG Capital, LLP. Mr. Brager started his career as a systems engineer at Lockheed Martin Missiles & Fire Control in Dallas. Mr. Brager earned an MBA from London Business School, a Master’s degree in Economics as well as Bachelor's degrees in Mathematics and Management Science from Southern Methodist University. He is also a CFA® charterholder.

The following is added under the section entitled “Other Accounts Managed by Portfolio Managers” beginning on page B-43 of the SAI:

As of December 31, 2017, information on other accounts managed by Jonathan R. Brager is as follows.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)

Jonathan R. Brager, CFA	0	$0	0	$0	2	$27

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)

Jonathan R. Brager, CFA	0	$0	0	$0	0	$0

The paragraph under the section entitled “Compensation of Portfolio Managers” on page B-44 of the SAI is deleted in its entirety and replaced with the following:

Each portfolio manager receives a fixed base salary and an annual bonus from the Advisor. The bonus is discretionary and determined based on various factors including individual performance and profitability of the Advisor. In addition, Mr. Long receives profitability of the Advisor from his equity ownership of the firm. The portfolio managers’ compensation arrangements are not determined on the basis of specific funds or accounts managed.

The following is added to the “Securities Owned in the Fund by Portfolio Managers” beginning on page B-44 of the SAI:

As of December 31, 2017, Jonathan R. Brager owns equity securities of the Fund as follows:

Name of Portfolio Manager	Dollar Range of Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)
Jonathan R. Brager, CFA	None

All references to Benjamin J. Esty in the Prospectus and SAI are hereby deleted in their entirety.

Please file this Supplement with your records.